PFF BANCORP INC. PRESENTS AT
HOEFER & ARNETT INVESTOR FIELD TRIP

POMONA, Calif.--(Business Wire) -- November 6, 2003 -- PFF Bancorp, Inc. (NYSE:PFB), the holding company for PFF Bank & Trust, Diversified Builder Services and Glencrest Investment Advisors, participated as presenters at the Hoefer & Arnett Investor Field Trip on Thursday, November 6, 2003.

This presentation can be accessed on the Company's website www.pffbank.com.

CONTACT:

PFF Bancorp, Inc., Pomona
Larry M. Rinehart or Gregory C. Talbott, 909/623-2323